Cause No. 2011-71702

W.J. GARRETT TRUST, LEONARD
ALLENSTEIN, and EDWARD H.
FORREST,
Plaintiffs, derivatively and on Behalf of Energy Transfer Partners, L.P.,

v.

BILL W. BYRNE, PAUL E. GLASKE, KELCY L. WARREN, DAVID R. ALBIN, MICHAEL K. GRIMM, TED COLLINS, JR., RAY C. DAVIS, MARSHALL S. McCREA III, K. RICK TURNER, MARTIN S. SALINAS, MICHAEL J. DOSS, THOMAS P. MASON, MICHAEL D. SMITH, ENERGY TRANSFER EQUITY, L.P., SOUTHERN UNION COMPANY, ENERGY TRANSFER PARTNERS, GP L.P., AND ENERGY TRANSFER PARTNERS, LLC, ROYAL BANK OF SCOTLAND, PLC, and
RBS SECURITIES INC.,
Defendants,

and

ENERGY TRANSFER PARTNERS, L.P.,
Nominal Defendant.

§ § § § § § § § § § § § § § § § § § § § § §§§§§	IN THE DISTRICT COURT HARRIS COUNTY, TEXAS 157th JUDICIAL DISTRICT
NOTICE OF PENDENCY OF
DERIVATIVE ACTION AND PROPOSED SETTLEMENT

TO:
ALL RECORD AND BENEFICIAL OWNERS OF AT LEAST ONE COMMON UNIT OF ENERGY TRANSFER PARTNERS, L.P. WHO HAVE HELD THEIR COMMON UNIT(S) CONTINUOUSLY SINCE JULY 19, 2011, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY OF THEM.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS AS A UNITHOLDER OF ENERGY TRANSFER PARTNERS, L.P. WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LAWSUIT. IF THE COURT APPROVES THE PROPOSED SETTLEMENT OF THIS LAWSUIT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT AND RELATED MATTERS, AND FROM PURSUING THE SETTLED CLAIMS (AS DEFINED BELOW).

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Introduction

The purpose of this Notice is to inform you of the above-captioned action (the “Lawsuit”) pending in the District Court of Harris County, Texas, 157th Judicial District (the “Court”), and a proposed settlement (the “Settlement”) of the Lawsuit. This Notice also informs you of your right to participate in a hearing to be held on October 4, 2013 at 11:00 a.m. in the Harris County Civil Courthouse, 201 Caroline, 11th Floor, Houston, Texas 77002 (the “Settlement Hearing”). The purpose of the Settlement Hearing is to (a) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of Energy Transfer Partners, L.P. (“ETP”) and its unitholders, (b) determine whether a Final Order and Judgment should be entered pursuant to the Stipulation, among other things, dismissing the Lawsuit with prejudice and extinguishing and releasing all Settled Claims (as such term is defined below), (c) consider Plaintiffs’ counsel’s application for an award of expenses, and (d) rule on such other matters as the Court may deem appropriate.

This Notice describes the rights you may have to participate in the Settlement Hearing and/or object to the Settlement and what steps you may, but are not required to, take in relation to these rights. Any ETP unitholder that has continuously owned at least one common unit of ETP since July 19, 2011 may, by following the instructions in this Notice, choose to enter an appearance in the Lawsuit, object to the proposed Settlement, and appear and be heard at the Settlement Hearing.

If the Court approves the Settlement, the parties to the Lawsuit will ask the Court to enter a Final Order and Judgment dismissing the Lawsuit with prejudice on the merits.

Description and Background of the Lawsuit

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

On July 19, 2011, ETP and Energy Transfer Equity, L.P. (“ETE”) entered into an amended definitive agreement, whereby, among other things, ETE contributed by merger an indirect 50% interest in Citrus Corp., which owns 100% of the Florida Gas Transmission pipeline system, and other consideration (such as an agreement to forego $220 million in incentive distributions) to ETP in exchange for $1.895 billion of cash and $105 million of ETP common units (the “Citrus Transaction”). On July 19, 2011, ETP filed a Form 8-K attaching a press release announcing the Citrus Transaction.

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On November 28, 2011, an ETP unitholder filed the Lawsuit derivatively on behalf of ETP against Defendants Energy Transfer Partners GP, L.P. (“ETP GP”), Energy Transfer Partners, LLC (“ETP LLC”), ETE, Southern Union Company, certain officers and directors of ETP and ETE,1 the Royal Bank of Scotland plc, and RBS Securities, Inc.2 (collectively, “Defendants”). Two additional ETP unitholders joined as plaintiffs after the Lawsuit was initially filed (“Plaintiffs” and, together with ETP and Defendants, the “Parties”), and the Lawsuit was amended on January 6, 2012, February 27, 2012, and October 19, 2012 to add certain parties and claims. As amended, the Lawsuit alleges, among other things, that certain Defendants engaged in an unfair process when analyzing and negotiating the Citrus Transaction, which allegedly caused ETP to pay an unfair price in the Citrus Transaction. As a result of this alleged conduct, the Lawsuit alleges, among other things, that Certain Defendants (1) breached their fiduciary duties, (2) aided and abetted breaches of fiduciary duties, (3) breached the Partnership Agreement, (4) aided and abetted breaches of the Partnership Agreement and acts of bad faith, (5) tortiously interfered with the Partnership Agreement, (6) committed fraud, (7) committed grossly negligent misrepresentations and omissions, (8) committed professional malpractice, and (9) engaged in a conspiracy. Plaintiffs brought the Lawsuit derivatively on behalf of ETP and sought, among other things, an award of monetary damages to ETP.

Since the Lawsuit was filed, the Parties have engaged in extensive discovery of the facts and circumstances underlying the Citrus Transaction and claims asserted in the Lawsuit, including the production by Defendants and third parties of hundreds of thousands of pages of documents, the exchange of voluminous written discovery requests and responses, and the deposition of numerous Defendants and third parties, including Messrs. Bill Byrne, Paul Glaske, Michael Grimm, Michael Smith, Robert Lee, and Jamie Conn.

On October 5, 2012, certain Defendants filed a Motion for Summary Judgment. On November 13, 2012, The Royal Bank of Scotland plc and RBS Securities, Inc. filed a Motion to Dismiss and Special Exceptions. On January 16, 2013, the Court entered an Order granting the Motion for Summary Judgment and dismissed the claims against the moving defendants in their entirety. On May 10, 2013, certain of the remaining Defendants filed a Motion for Summary Judgment, seeking to have the claims against them dismissed in their entirety.

After arm’s-length negotiations, counsel to the Parties reached an agreement-in-principle concerning the proposed settlement of the Lawsuit, which they announced to the Court at a hearing on May 31, 2013 and set forth in a Memorandum of Understanding, dated June 13, 2013. The Parties memorialized their definitive agreement concerning the proposed settlement of the Lawsuit by entering into a Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”) on July 29, 2013. The Stipulation provides for, among other items (and as detailed below), the dismissal of the Lawsuit with prejudice, ETP’s release of certain claims and causes of action, and additional disclosures in a future filing with the United States Securities and Exchange Commission (the “SEC”).
___________________________
1 The officer and directors named in the Lawsuit are Bill W. Byrne, Paul E. Glaske, Michael K. Grimm, Kelcy L. Warren, David R. Albin, Ted Collins, Jr., Ray C. Davis, Marshall S. McCrea, K. Rick Turner, Thomas P. Mason, Michael J. Doss, Martin S. Salinas, and Michael D. Smith.
2 The Royal Bank of Scotland plc., RBS Securities, Inc., Thomas P. Mason, Michael J. Doss, Martin S. Salinas, and Michael D. Smith were added to the Lawsuit on October 19, 2012.

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On August 2, 2013, the Court entered a Scheduling Order, approving the dissemination of this Notice and setting the Settlement Hearing for October 4, 2013 at 11:00 a.m. in the Harris County Civil Courthouse, 201 Caroline, 11th Floor, Houston, Texas 77002.

Reasons for the Settlement

Defendants maintain that none of them has committed any breach of fiduciary duty, the Partnership Agreement or any other breach, tort, or violation whatsoever, including, but not limited to, in connection with authorization, participation in, and/or consummation of the Citrus Transaction; however, Defendants, to avoid the costs, disruption, and distraction inherent in any litigation, and without admitting the validity of any allegations made in the Lawsuit, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation.

ETP’s counsel conducted a thorough investigation into the substance of the claims asserted in the Lawsuit, which included analyzing (i) documents obtained through publicly available sources and during discovery, (ii) facts developed in discovery (including, without limitation, through ETP counsel’s attendance at every deposition taken in this matter), (iii) the events, negotiations, and agreements described above, (iv) briefs and other filings in the Lawsuit, and (v) applicable law, and ETP’s counsel determined that a settlement of the Lawsuit on the terms reflected in the Stipulation is fair, reasonable, and adequate and in the best interests of ETP and ETP’s unitholders.

Plaintiffs’ counsel conducted a thorough investigation into the substance of the claims asserted in the Lawsuit, which included analyzing (i) documents obtained through publicly available sources and during discovery, (ii) facts developed in discovery, (iii) the events, negotiations, and agreements described above, (iv) filings in the Lawsuit, and (v) applicable law, and Plaintiffs’ counsel determined that a settlement of the Lawsuit on the terms reflected in the Stipulation is fair, reasonable, and adequate and in the best interests of ETP and ETP’s unitholders.

Plaintiffs and ETP entered into this Stipulation after taking into account, among other things, (i) the risks of continued litigation, (ii) the desirability of permitting the Settlement to be consummated as provided by the terms of the Stipulation, and (iii) the conclusion of Plaintiffs’ counsel and ETP’s counsel that the terms and conditions of the Settlement are fair, reasonable, adequate, and in the best interest of the ETP and ETP’s unitholders.

Settlement Terms

In consideration for the Settlement and dismissal with prejudice of the Lawsuit and the releases provided by the Settlement (as described below) and as a result of Plaintiffs’ efforts, ETP and its defendant officers and directors have agreed to make modified disclosures substantially in the form attached hereto as Exhibit 99.2 (black text reflects language found in ETP's most recent Form 10-K; redline text reflects the modified disclosures). The modified disclosures will be filed with the SEC as part of ETP's next Form 10-K filing.

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Attorney’s Expenses

Plaintiffs’ counsel intend to petition the Court for an award of expenses, not to exceed $231,726.17, incurred by Plaintiffs’ counsel in prosecuting the Lawsuit (the “Expense Application”). The Parties have acknowledged and agreed that any amount awarded to Plaintiffs’ counsel by the Court (the “Expense Award”) shall be paid to Smyser Kaplan & Veselka, LLP, on behalf of Plaintiffs’ counsel. Plaintiffs’ counsel has agreed not to seek an Expense Award in excess of $231,726.17 or any award of attorneys’ fees.

Defendants and ETP have agreed not to oppose an Expense Application made in accordance with the Stipulation. ETP GP, ETP LLC, ETE, or Southern Union Company shall pay the Expense Award to Plaintiffs’ counsel no later than fifteen days after the date when the Court’s Final Order and Judgment (defined below) has been finally affirmed on appeal or such order is no longer subject to appeal by lapse of time or otherwise. In no event shall ETP or any of the Released Persons (defined below) other than ETP GP, ETP LLC, ETE, or Southern Union Company be obligated to pay any of the Expense Award.

The disposition of the Expense Application is not a material term of the Stipulation, and it is not a condition of the Stipulation that such application be granted. The Expense Application may be considered separately from the proposed Settlement. Any disapproval or modification of the Expense Application by the Court or on appeal will not affect or delay the enforceability of the Stipulation, provide any of the Parties with the right to terminate the Settlement or the Stipulation, or affect or delay the binding effect or finality of the Final Order and Judgment and the release of the Settled Claims. Final resolution of the Expense Application will not be a condition to the dismissal with prejudice of the Lawsuit.

Settlement Hearing

The Settlement Hearing will be held on October 4, 2013 at 11:00 a.m. in the Harris County Civil Courthouse, 201 Caroline, 11th Floor, Houston, Texas 77002. The purpose of the Settlement Hearing is to (a) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of Energy Transfer Partners, L.P. (“ETP”) and its unitholders, (b) determine whether a Final Order and Judgment should be entered pursuant to the Stipulation, among other things, dismissing the Lawsuit with prejudice and extinguishing and releasing all Settled Claims (as such term is defined below), (c) consider Plaintiffs’ counsel’s application for an award of expenses, and (d) rule on such other matters as the Court may deem appropriate.

The Court may adjourn the Settlement Hearing or any part thereof, without further notice. The Court may approve the Settlement at or after the Settlement Hearing, with or without modification, enter a Final Order and Judgment, and order the payment of attorneys’ expenses without further notice of any kind.

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Right to Appear and Object at the Settlement Hearing

Any ETP unitholder who has owned at least one ETP common unit continuously since July 19, 2011 and objects to the Settlement, the Final Order and Judgment proposed to be entered, Plaintiffs’ counsel’s application for an award of expenses, or who otherwise wishes to be heard (“Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon, or Plaintiffs’ counsel’s application for an award of expenses, unless the Objector, no later than ten (10) days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), files with the Court and serves by hand or overnight mail upon counsel listed below the following: (i) the name and address of the Objector, (ii) proof of continuous ownership of at least one ETP common unit since July 19, 2011, (iii) a written notice of the Objector’s intention to appear, (iv) a detailed statement of the objections to any matter before the Court, and (v) a detailed statement of all of the grounds for such objections and the reasons for the Objector’s desiring to appear and to be heard, as well as all documents or writings that the Objector desires the Court to consider.

Jeff Potts
SMYSER KAPLAN & VESELKA, L.L.P.
700 Louisiana Street, Suite 2300
Houston, TX 77002
Facsimile: (713) 221-2320
Counsel for Plaintiffs W.J. Garrett Trust, Leonard Allenstein, and Edward H. Forrest

Michael C. Holmes
VINSON & ELKINS LLP
Trammell Crow Center
2001 Ross Avenue, Suite 3700
Dallas, TX 75201
Fax: (214) 220-7716
Counsel for Defendants Kelcy L. Warren, David R. Albin, Ted Collins, Jr., Ray C. Davis, Marshall S. McCrea, III, K. Rick Turner, Martin S. Salinas, Michael J. Doss, Thomas S. Mason, Michael D. Smith, Energy Transfer Partners GP, LP, Energy Transfer Partners LLC, and Southern Union Company

Kenneth P. Held
SCHIFFER ODOM HICKS & JOHNSON PLLC
700 Louisiana, Suite 1200
Houston, TX 77002
Facsimile: (713) 357-5160
Counsel for Nominal Defendant Energy Transfer Partners, L.P.

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Any person or entity of any nature who fails to object in the manner described above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and forever shall be barred from raising such objection in this or any other action or proceeding or otherwise contesting the Settlement or Plaintiffs’ counsel’s application for expenses.

Releases

The Stipulation provides that, if the Court approves the Settlement, and in consideration of the benefits provided by the Settlement, the Settlement shall extinguish for all time all of ETP and Plaintiffs’ rights, claims and causes of action that are or relate to the Settled Claims (defined below) against any of the Released Persons (defined below) and that each of the Defendants and each of the Released Persons shall be deemed to be released and forever discharged from all of the Settled Claims.

Specifically, if the Court approves the Settlement as set forth in the Stipulation, any and all claims, demands, rights, actions or causes of action of every nature and description whatsoever, liabilities, damages, losses, obligations, judgments, suits, matters and issues of any kind or nature whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, matured or unmatured, that have been, could have been or in the future can or might be asserted in the Lawsuit or in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal or state statute, rule or regulation relating to alleged fraud, breach of any duty, negligence, violation of the federal securities laws or otherwise), by or on behalf of ETP or Plaintiffs, whether individual, direct, derivative, representative, legal, equitable or any other type or in any other capacity against Defendants (or any one of them) or any of their respective families, parent entities, associates, affiliates, divisions, joint ventures or subsidiaries and each and all of their respective past, present or future officers, directors, stockholders, partners, members, managers, principals, representatives, employees, financial or investment advisors, consultants, accountants or auditors, attorneys, investment bankers, lenders, commercial bankers, engineers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, personal representatives, estates, administrators, predecessors, successors and assigns, any entity in which any of Defendants or any Defendant’s family has a controlling interest or any trust of which any of Defendants is the settlor or which is for the benefit of any Defendant and/or member of his or her family (collectively, the “Released Persons”) which have arisen, could have arisen or arise now or relate in any manner to the allegations, facts, events, transactions, acts, occurrences, statements, representations, alleged misrepresentations or omissions, or any other matter, thing or cause whatsoever or any series thereof, embraced, involved, referred to, set forth in, arising out of or otherwise related to (i) any allegations made in the Lawsuit, whether such allegations were set forth in the Third Amended Petition, another pleading or motion filed with the Court or otherwise, (ii) any claim that Defendants acted in bad faith or engaged in any misconduct in connection with the Citrus Transaction, (iii) the Citrus Transaction, including, but not limited to the fiduciary, contractual, or common law obligations of any of Defendants or the Released Persons in connection with the Citrus Transaction, (iv) all public statements regarding the Citrus Transaction, and/or (v) any actions, omissions or events that in any way relate to approval, consideration, consummation or disclosure of the Citrus Transaction (the “Settled Claims”) will be completely, fully, finally and

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forever compromised, settled, released, discharged, extinguished and dismissed with prejudice; provided, however, that the Settled Claims shall not include any claims to enforce the Settlement or this Stipulation.

The releases contemplated by the Settlement extend to claims that ETP and Plaintiffs, for themselves and on behalf of ETP, do not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into the release or to object or not object to the Settlement (the “Unknown Claims”). ETP and Plaintiffs, for themselves and on behalf of ETP, shall be deemed to waive, and shall waive and relinquish to the fullest extent permitted by law any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of Unknown Claims; further (i) ETP and Plaintiffs, for themselves and on behalf of ETP, shall be deemed to waive, and shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR

(ii) ETP and Plaintiffs, for themselves and on behalf of ETP, also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542, and (iii) ETP and Plaintiffs, for themselves and on behalf of ETP, acknowledge that they may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention to fully, finally and forever settle and release any and all claims released hereby known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts. The Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
Judgment

If the Settlement (including any modification thereto made with the consent of the Parties) shall be approved by the Court at the Settlement Hearing as fair, reasonable, and adequate and in the best interests of ETP and its unitholders, the Parties shall jointly request that the Court enter a Final Order and Judgment that will, among other things:    (a) hold that Plaintiffs may maintain the Lawsuit as a derivative action, (b) approve the Settlement as fair, reasonable and adequate and in the best interests of ETP and its unitholders, (c) dismiss with prejudice the claims against all Defendants without fees or costs to any party except as expressly provided upon final approval of the Settlement by the Court, (d) adopt and incorporate the reasons set forth in the Defendants’ Motions for Summary Judgment, (e) extinguish and release all Settled Claims; and (f) determine any award of expenses incurred by Plaintiffs’ counsel.

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Inquiries Regarding the Settlement

Inquiries or comments about the Settlement may be directed to the attention of Plaintiff’s counsel as follows:

Jeff Potts
SMYSER KAPLAN & VESELKA, L.L.P.
700 Louisiana Street, Suite 2300
Houston, TX 77002
Facsimile: (713) 221-2320

Scope of this Notice

This Notice does not purport to be a comprehensive description of the Lawsuit, the allegations or transactions related thereto, the terms of the Settlement or the Settlement Hearing. For a more detailed statement of the matters involved in this litigation, you may inspect the pleadings, the Stipulation, the Orders entered by the Court and other papers filed in the litigation, unless sealed, at the Office of the Harris County District Clerk, 201 Caroline, Houston, Texas 77002, during regular business hours of each business day. Please visit http://www.hcdistrictclerk.com for more information regarding public access to documents filed in this Lawsuit.

Dated: August 15, 2013

US #1952746v.2

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